UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2014

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 13, 2014, the independent members of the Board of Directors (the "Board") of Ladenburg Thalmann Financial Services Inc. (the "Company") appointed Dr. Richard M. Krasno to serve as the Company's Lead Independent Director, effective immediately. Dr. Krasno is the Company's first Lead Independent Director and has been appointed in such role in order to further enhance the Company's corporate governance principles.

In connection with the appointment of Dr. Krasno as the Company's Lead Independent Director, the Board adopted a Charter of Lead Independent Director. A copy of the Charter of Lead Independent Director is posted to the Company's website at www.ladenburg.com.

In addition, on November 13, 2014, the Board adopted an amended set of Corporate Governance Guidelines (the "Guidelines"). The Guidelines were amended to reflect the appointment of a Lead Independent Director. A copy of the Guidelines is posted to the Company's website at www.ladenburg.com.

On November 14, 2014, the Company announced that the Board has authorized the repurchase of up to an additional 10,000,000 shares of the Company's common stock. The 10,000,000 shares are in addition to the approximately 1,280,000 shares remaining to be repurchased under the Company's existing 7,500,000 share stock repurchase program. Any share repurchases made pursuant to the Company's stock repurchase program will be made through open market purchases or privately negotiated transactions. The manner, timing and amount of any purchases under the program will depend on market conditions, share price and other factors. Open market purchases will be made in compliance with the "safe harbor" provisions of the Securities and Exchange Commission's Rule 10b-18. There are no assurances that the Company will repurchase any shares pursuant to the program, and the Company may modify or suspend the stock repurchase program at any time.

A copy of the press release announcing the stock repurchase program is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press Release dated November 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

November 14, 2014	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 14, 2014.